UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 12, 2012

FERO INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-53337	01-0884561
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

254-16 Midlake Blvd. SE
Calgary, AB, Canada
(Address of principal executive offices)

(403) 827-7936
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

On July 12, 2012, the Registrant, by written consent of a majority its shareholders, removed Leigh-Ann Squire as Treasurer and as a member of the Registrant’s Board of Directors and Kyle Schlosser as a member of the Registrant’s Board of Directors.

Also on that date, Dr. Luis Lopez was appointed as Chairman of the Registrant’s Board of Directors upon written consent of a majority of the Registrant’s shareholders.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 12, 2012, a majority the Registrant’s shareholders approved an amendment to the Registrant’s Articles of Incorporation to change the name of the Registrant to PharmaRoth Labs, Inc. and to reclassify the Registrant’s common stock on basis of one share of common stock for each four shares outstanding.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2012

FERO INDUSTRIES, INC.

By: /s/ Luiz Manuel Ornelas Lopez____
Name: Luiz Manuel Ornelas Lopez
Title: President and Chief Executive Officer